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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934


Date of Report (Date of earliest event reported)__________________ September 20, 1999
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BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                                             31-0738296
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(State or other jurisdiction   (Commission          (IRS Employer
   of incorporation)           File Numbers)      Identification No.)


1 Bank One Plaza, Chicago, IL                    60670
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(Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code:   312-732-4000
                                                      ------------
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Item 5.  OTHER EVENTS

       On June 17, 1999, BANK ONE CORPORATION (the "Company") and the following Delaware business trust sponsored by the Company: BANK ONE Capital I, BANK ONE Capital II, BANK ONE Capital III, BANK ONE Capital IV and BANK ONE Capital V (collectively, the "Trusts"), filed a registration statement (File No. 333-80903) on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), of up to an aggregate of $1,500,000,000 of securities of the Company and the Trusts. On July 12, 1999, the Registration Statement was declared effective by the Commission.

     The Company and BANK ONE Capital I filed on September 8, 1999, a prospectus supplement, subject to completion, dated September 7, 1999, to the Prospectus dated September 7, 1999 relating to the sale of certain preferred securities to be issued by BANK ONE Capital I and guaranteed to the extent provided therein by the Company. The Company and BANK ONE Capital I on September 15, 1999, filed with the Commission a Prospectus Supplement dated September 13, 1999 (the "Prospectus Supplement") to the Prospectus dated September 7, 1999, relating to the issuance and sale of up to $575,000,000 in aggregate liquidation amount of preferred securities of BANK ONE Capital I (which amount includes the full over-allotment option issued to the underwriters named in the Prospectus Supplement (the "Underwriters")). On September 20, 1999, the Company and BANK ONE Capital I closed on the sale to the Underwriters of $500,000,000 in aggregate liquidation amount of preferred securities; on September 24, 1999, the Company and BANK ONE Capital I expect to close on the sale to the Underwriters of $75,000,000 in aggregate liquidation amount of preferred shares to be purchased by such Underwriters through the exercise of the over-allotment option.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


The exhibits listed below and attached hereto are hereby filed in connection with, and incorporated by reference into, the Registration Statement (File No. 333-80903):

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT

1.4 Underwriting Agreement by and among the Company, BANK ONE Capital I and the underwriters named therein, dated September 13, 1999.

4.25 Third Supplemental Indenture dated as of September 20, 1999 relating to the Junior Subordinated Debt Securities between the Company and The Chase Manhattan Bank, as trustee.

4.26 Amended and Restated Declaration of Trust, dated as of September 20, 1999, of BANK ONE Capital I.

4.27 Preferred Securities Guarantee Agreement dated as of September 20, 1999 between the Company, as guarantor, and The Chase Manhattan Bank, as trustee, with respect to BANK ONE Capital I.
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8.1                 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to
                    certain federal income tax matters.

23.4 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BANK ONE CORPORATION
                                -------------------------------------
                                (Registrant)


Date: September 23, 1999     By /s/ M. Eileen Kennedy
                                -------------------------------------
                                Title: Treasurer
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                                   INDEX TO EXHIBITS


Exhibit                 Description of                        Sequential Page
Number                      Exhibit                                Number
-------                 --------------                        ---------------

1.4             Underwriting Agreement by and among the
                Company, BANK ONE Capital I and the
                underwriters named therein, dated
                September 13, 1999.

4.25            Third Supplemental Indenture dated as of
                September 20, 1999 relating to the Junior
                Subordinated Debt Securities between the
                Company and The Chase Manhattan Bank,
                as trustee.

4.26 Amended and Restated Declaration of Trust, dated as of September 20, 1999, of BANK ONE
                Capital I.

4.27 Preferred Securities Guarantee Agreement dated as of September 20, 1999 between the Company, as guarantor, and The Chase Manhattan Bank, as trustee, with respect to BANK ONE Capital I.

8.1             Opinion of Skadden, Arps, Slate, Meagher &
                Flom LLP as to certain federal income tax matters.

23.4            Consent of Skadden, Arps, Slate, Meagher &
                Flom LLP (included in Exhibit 8.1).